Supplement Dated February 8, 2021
To The Prospectus Dated April 27, 2020, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 26, 2021, the JNL/Mellon Emerging Markets Index Fund (the “Fund”) will contribute its assets in kind to the JNL Emerging Markets Index Fund (the “Master Fund”) via a reorganization approved by the Fund’s Board of Trustees pursuant to rule 17a-8 under the Investment Company Act of 1940, as amended. In connection with the reorganization, effective April 26, 2021, the Fund will operate as a “feeder fund” and seek to achieve its goal by investing all of its assets in Class I shares of the Master Fund. The Master Fund will seek to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Morningstar® Emerging Markets Target Market Exposure Index℠ (Net) (“Index”), including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts, Global Depositary receipts and European Depositary receipts.

This Supplement is dated February 8, 2021.